SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                February 26, 1999
               (Date of Report - Date of earliest event reported)





                             KERR-MCGEE CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                       1-3939                      73-0311467
    (State of              (Commission File Number)            (IRS Employer
  Incorporation)                                             Identification No.)



       Kerr-McGee Center
       Oklahoma City, Oklahoma                                    73125
       (Address of principal executive offices)                 (Zip Code)



                                 (405) 270-1313
                         (Registrant's telephone number)




Item 5.           Other Events

         The merger of Kerr-McGee Corporation and Oryx Energy Company was approved by stockholders of both companies. Legal documents will be filed immediately in Delaware, where both companies are incorporated, to finalize the merger transaction.

         Kerr-McGee also announced that five directors have been elected to the board of Kerr-McGee, effective immediately upon closing of the merger with Oryx.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

99.1     News  Release  dated  February 26, 1999,   announcing the stockholders'
         approval of the merger between Kerr-McGee and Oryx.

99.2 News Release dated February 26, 1999, announcing the election of five directors to the board of Kerr-McGee.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      KERR-MCGEE CORPORATION


                                         By:      (Deborah A. Kitchens)
                                                   Deborah A. Kitchens
                                                   Vice President and Controller

Dated: February 26, 1999